COLT DEPOSITOR III, LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by LSRMF3 Acquisitions Investments, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted during March 2024 through July 2024 on mortgage loans with origination dates from September 2022 through July 2024 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Business Purpose Scope (453 loans). The loans reviewed using the Business Purpose Scope are referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The initial population consisted of 453 mortgage loans.

The final population of the Review covered 453 mortgage loans totaling an aggregate original principal balance of approximately $93.185 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	First Interest Rate Change Date	Original As-Is LTV
Amortization Term	First Payment Date	Original CLTV
Amortization Type	Flood Insurance Monthly Premium	Original HCLTV
Appraisal As-Is Value	Has FTHB	Original Interest Rate
Appraisal Date	Hazard Insurance Annual Premium	Original Interest Rate Period
Appraised Value	Hazard Insurance Monthly Premium	Original Loan Amount
As-Is Value Used For LTV Calculation	Index Type	Original LTV
Balloon Flag	Interest Only	Original P&I
Borrower Birth Date	Interest Only Period	Original PITIA
Borrower Citizenship	Interest Rate Change Frequency	Original Term
Borrower First Name	Interest Rate Initial Cap	Origination Channel
Borrower FTHB	Interest Rate Initial Floor	Other Financing Junior Total Original Loan Amount
Borrower Full Name	Interest Rate Life Cap	PITIA Reserves Months
Borrower Last Name	Interest Rate Life Floor	Prepayment Penalty
Borrower Mailing City	Interest Rate Life Max	Prepayment Penalty Period (months)
Borrower Mailing State	Interest Rate Life Min	Prepayment Terms
Borrower Mailing Street	Interest Rate Periodic Cap	Product Description
Borrower Mailing Zip	Interest Rate Periodic Floor	Property Type
Borrower Self-Employed?	Investor: Qualifying Total Debt Ratio	Purpose
Borrower SSN	Lender	Refi Purpose
City	Lien Position	Representative FICO

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Coborrower Birth Date	Lookback Period	Rounding Factor
Coborrower First Name	LTV Valuation Value	Rounding Method
Coborrower Last Name	Margin	State
Coborrower Mailing City	Maturity Date	Street
Coborrower Mailing State	MERS Min Number	Subject Debt Service Coverage Ratio
Coborrower Mailing Street	Monthly HOA Dues	Taxes and Insurance
Coborrower Mailing Zip	Monthly Taxes	Total Cash-out
Coborrower SSN	Mortgage Type	Total PITIA
Contract Sales Price	Next Interest Rate Change Date	Universal Loan Identifier (ULI)
Cost Basis	Note Date	Zip
Escrow Account	Occupancy

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

■	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
■	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
■	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
■	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
■	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
■	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
■	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
■	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
■	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
■	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
■	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
■	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

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■	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
■	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
■	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and

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that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

BUSINESS PURPOSE & LIMITED COMPLIANCE REVIEW

Includes Business Purpose Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such

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authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence 15E.

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit, Compliance and Property/Valuation sections, 100.00% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	342	75.50%
B	111	24.50%
C	0	0.00%
Total	453	100.00%

COMPLIANCE RESULTS SUMMARY

Please note that four hundred fifty-one (451) Business Purpose with no limited compliance review were not subjected to a compliance review and did not receive a compliance grade. Of the remaining two (2) mortgage loans, 100.00% by number received an “A” or “B” compliance grade.

NRSRO Grade	# Loans	% of All Loans	% of Mortgage Review Population
A	0	0.00%	0.00%
B	2	0.44%	100.00%
C	0	0.00%	0.00%
Compliance Not Run	451	99.56%	N/A
Total	453	100.00%	100.00%

CREDIT RESULTS SUMMARY

Four hundred fifty-three (453) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 76.38% of the mortgage loans by number received a Credit grade of “A”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	346	76.38%
B	107	23.62%
C	0	0.00%
Total	453	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

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All four hundred fifty-three (453) mortgage loans reviewed by AMC have a Property Grade of “B” or higher.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	451	99.56%
B	2	0.44%
C	0	0.00%
Total	453	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	3
		Total Compliance Grade (B) Exceptions:	3
Total Compliance Exceptions:			3
Credit	B	Title	52
		Guideline	44
		Borrower and Mortgage Eligibility	26
		Credit	6
		Loan Package Documentation	5
		Asset	3
		Missing Document	2
		Documents	1
		Insurance	1
		Property - Appraisal	1
		Total Credit Grade (B) Exceptions:	141
Total Credit Exceptions:			141
Property	B	Appraisal Reconciliation	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2
Grand Total:			146

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 453 mortgage loans reviewed, 430 unique mortgage loans had 1,962 different tape discrepancies across 66 data fields (some mortgage loans had more than one data delta). The largest variances were found on Street, Borrower Full Name and Borrower FTHB.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	2	321	0.62%	453
Amortization Term	0	59	0.00%	453

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Amortization Type	0	51	0.00%	453
Appraisal As-Is Value	37	49	75.51%	453
Appraisal Date	5	5	100.00%	453
Appraised Value	1	79	1.27%	453
As-Is Value Used For LTV Calculation	7	212	3.30%	453
Balloon Flag	0	100	0.00%	453
Borrower Birth Date	0	8	0.00%	453
Borrower Citizenship	4	10	40.00%	453
Borrower First Name	49	140	35.00%	453
Borrower FTHB	142	216	65.74%	453
Borrower Full Name	210	221	95.02%	453
Borrower Last Name	96	217	44.24%	453
Borrower Mailing City	0	8	0.00%	453
Borrower Mailing State	0	7	0.00%	453
Borrower Mailing Street	1	8	12.50%	453
Borrower Mailing Zip	1	8	12.50%	453
Borrower Self-Employed?	0	2	0.00%	453
Borrower SSN	52	136	38.24%	453
City	16	453	3.53%	453
Coborrower Birth Date	0	2	0.00%	453
Coborrower First Name	0	9	0.00%	453
Coborrower Last Name	0	9	0.00%	453
Coborrower Mailing City	0	2	0.00%	453
Coborrower Mailing State	0	2	0.00%	453
Coborrower Mailing Street	0	2	0.00%	453
Coborrower Mailing Zip	0	2	0.00%	453
Coborrower SSN	0	9	0.00%	453
Contract Sales Price	52	260	20.00%	453
Cost Basis	17	38	44.74%	453
Escrow Account	94	109	86.24%	453
First Interest Rate Change Date	3	54	5.56%	453
First Payment Date	2	279	0.72%	453
Flood Insurance Monthly Premium	1	1	100.00%	453
Has FTHB	2	30	6.67%	453
Hazard Insurance Annual Premium	1	1	100.00%	453
Hazard Insurance Monthly Premium	1	11	9.09%	453
Index Type	38	50	76.00%	453
Interest Only	2	235	0.85%	453
Interest Only Period	2	3	66.67%	453
Total Cash-out	63	73	86.30%	453
Total PITIA	87	212	41.04%	453
Interest Rate Change Frequency	9	50	18.00%	453
Interest Rate Initial Cap	11	54	20.37%	453

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Interest Rate Initial Floor	13	13	100.00%	453
Interest Rate Life Cap	0	41	0.00%	453
Interest Rate Life Floor	4	4	100.00%	453
Interest Rate Life Max	6	58	10.34%	453
Interest Rate Life Min	12	54	22.22%	453
Interest Rate Periodic Cap	0	54	0.00%	453
Interest Rate Periodic Floor	0	54	0.00%	453
Investor: Qualifying Total Debt Ratio	19	27	70.37%	453
Lender	73	100	73.00%	453
Lien Position	0	194	0.00%	453
Lookback Period	0	41	0.00%	453
LTV Valuation Value	4	59	6.78%	453
Margin	4	54	7.41%	453
Maturity Date	3	283	1.06%	453
MERS Min Number	0	8	0.00%	453
Monthly HOA Dues	18	25	72.00%	453
Monthly Taxes	11	39	28.21%	453
Mortgage Type	6	29	20.69%	453
Next Interest Rate Change Date	0	41	0.00%	453
Note Date	22	103	21.36%	453
Occupancy	0	193	0.00%	453
Original As-Is LTV	2	3	66.67%	453
Original CLTV	117	402	29.10%	453
Original HCLTV	1	8	12.50%	453
Original Interest Rate	9	435	2.07%	453
Original Interest Rate Period	4	45	8.89%	453
Original Loan Amount	10	447	2.24%	453
Original LTV	11	351	3.13%	453
Original P&I	1	77	1.30%	453
Original PITIA	10	14	71.43%	453
Original Term	0	76	0.00%	453
Origination Channel	60	219	27.40%	453
Other Financing Junior Total Original Loan Amount	0	2	0.00%	453
PITIA Reserves Months	95	100	95.00%	453
Prepayment Penalty	1	11	9.09%	453
Prepayment Penalty Period (months)	20	280	7.14%	453
Prepayment Terms	6	213	2.82%	453
Product Description	51	100	51.00%	453
Property Type	40	446	8.97%	453
Purpose	2	436	0.46%	453
Refi Purpose	3	289	1.04%	453
Representative FICO	8	448	1.79%	453

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Rounding Factor	0	45	0.00%	453
Rounding Method	0	4	0.00%	453
State	0	453	0.00%	453
Street	226	452	50.00%	453
Subject Debt Service Coverage Ratio	39	338	11.54%	453
Taxes and Insurance	33	33	100.00%	453
Universal Loan Identifier (ULI)	0	9	0.00%	453
Zip	10	451	2.22%	453
Total	1,962	11,468	17.11%	453

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	364	80.35%	$81,264,650.00	87.21%
Adjustable	89	19.65%	$11,920,380.00	12.79%
Total	453	100.00%	$93,185,030.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	453	100.00%	$93,185,030.00	100.00%
Total	453	100.00%	$93,185,030.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	272	60.04%	$46,273,522.00	49.66%
First Time Home Purchase	2	0.44%	$1,685,000.00	1.81%
Other-than-first-time Home Purchase	121	26.71%	$33,813,557.00	36.29%
Rate/Term Refinance - Borrower Initiated	58	12.80%	$11,412,951.00	12.25%
Total	453	100.00%	$93,185,030.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	446	98.45%	$91,432,784.00	98.12%
361+ Months	7	1.55%	$1,752,246.00	1.88%
Total	453	100.00%	$93,185,030.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	257	56.73%	$43,848,521.00	47.06%
Condo, Low Rise	18	3.97%	$4,196,400.00	4.50%
Condo, High Rise	2	0.44%	$379,250.00	0.41%
PUD	37	8.17%	$12,415,873.00	13.32%
1 Family Attached	66	14.57%	$9,337,561.00	10.02%
2 Family	47	10.38%	$10,364,726.00	11.12%
3 Family	16	3.53%	$7,146,449.00	7.67%

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4 Family	10	2.21%	$5,496,250.00	5.90%
Total	453	100.00%	$93,185,030.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	453	100.00%	$93,185,030.00	100.00%
Total	453	100.00%	$93,185,030.00	100.00%

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